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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) June 25, 2002


        Commission file numbers: 333-36519, 333-36519-01 and 333-75567-01

                          FRONTIERVISION HOLDINGS, L.P.
                   FRONTIERVISION HOLDINGS CAPITAL CORPORATION
                 FRONTIERVISION HOLDINGS CAPITAL II CORPORATION

           (Exact names of Registrants as specified in their charters)

               Delaware                                       84-1432334
               Delaware                                       84-1432976
               Delaware                                       84-1481765
   (States or other jurisdiction of                        (IRS Employer
    incorporation or organization)                     Identification Numbers)


               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)


        Registrants' telephone number, including area code (814) 274-9830

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Item 3. Bankruptcy or Receivership.

     FrontierVision Holdings, L.P. ("Holdings") is 99.9% owned by FrontierVision Partners, L.P. ("FVP"), a wholly-owned subsidiary of Adelphia Communications Corporation ("Adelphia"), and 0.1% owned by FrontierVision Holdings, LLC, a wholly-owned subsidiary of FVP. FrontierVision Holdings Capital Corporation ("Holdings Capital") and FrontierVision Holdings Capital II Corporation ("Holdings Capital II"), are wholly-owned subsidiaries of Holdings.

     As used herein, the term "Registrants" collectively refers to Holdings, Holdings Capital and Holdings Capital II.

     On June 25, 2002, Adelphia and 227 of its subsidiaries and partnerships and joint ventures in which Adelphia holds at least a 50 percent ownership interest, including the Registrants (collectively, the "Debtors") filed voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Debtors remain in possession of their assets and properties and continue to operate their businesses and manage their properties as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. On June 27, 2002, Adelphia announced that the Bankruptcy Court had approved Adelphia's request for "first day orders" including granting the Debtors the immediate authority to (i) pay employees' salaries and wages and to continue to provide health and certain other employee benefits, (ii) pay to local franchise authorities pre-petition obligations, and (iii) continue to satisfy all of the Debtors' pre-petition obligations to customers, including with respect to rebates and deposits.

     Further details are included in the press releases attached as Exhibit
99.01 and Exhibit 99.02, which are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

               (a)    Financial Statements

               Not applicable.

               (b)    Pro forma Financial Statements

               Not applicable.

               (c)    Exhibits

               99.01  Press release dated June 25, 2002

               99.02  Press release dated June 27, 2002

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 28, 2002

                                    FRONTIERVISION HOLDINGS, L.P.

                                    By: FrontierVision Partners, L.P., its
                                        general partner

                                        By: Adelphia GP Holdings, L.L.C., its
                                            general partner

                                            By: ACC Operations, Inc., its sole
                                                member

                                                By: /s/ ERLAND E. KAILBOURNE
                                                    ------------------------
                                                    Erland E. Kailbourne
                                                    Acting Chief Executive
                                                    Officer and Chairman

                                    FRONTIERVISION HOLDINGS CAPITAL CORPORATION

                                    By: /s/ ERLAND E. KAILBOURNE
                                        ------------------------
                                        Erland E. Kailbourne
                                        Acting Chief Executive Officer and
                                        Chairman

                                    FRONTIERVISION HOLDINGS CAPITAL II
                                    CORPORATION

                                    By: /s/ ERLAND E. KAILBOURNE
                                        ------------------------
                                        Erland E. Kailbourne
                                        Acting Chief Executive Officer and
                                        Chairman

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                                  EXHIBIT INDEX

Exhibit No.                  Description

99.01           Press release dated June 25, 2002

99.02           Press release dated June 27, 2002

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